UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549


                        Current Report On

                            FORM 8-K


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):

                        SEPTEMBER 5, 2001



                         ---------------



 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

  001-09057       WISCONSIN ENERGY CORPORATION         39-1391525
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345


  001-01245       WISCONSIN ELECTRIC POWER COMPANY     39-0476280
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2046
                   Milwaukee, WI  53201
                   (414) 221-2345





                                                         FORM 8-K

                  WISCONSIN ENERGY CORPORATION
                WISCONSIN ELECTRIC POWER COMPANY
                --------------------------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

GIDDINGS & LEWIS, INC./CITY OF WEST ALLIS LAWSUIT:   As
previously reported, in July 1999, a Milwaukee County Circuit Court jury issued a verdict against Wisconsin Electric Power Company ("Wisconsin Electric") awarding the plaintiffs, Giddings & Lewis Inc., Kearney & Trecker Corporation (now a part of Giddings & Lewis), and the City of West Allis, $4.5 million in compensatory damages and $100 million in punitive damages in an action alleging that Wisconsin Electric had deposited contaminated wastes at two sites in West Allis, Wisconsin owned by the plaintiffs. In April 2000, the Circuit Court Judge imposed sanctions against Wisconsin Electric related to representations made by Wisconsin Electric during trial that Wisconsin Electric had no insurance coverage for the punitive damage award. Wisconsin Electric appealed the judgment entered on the jury's verdict with respect to the punitive damages, as well as the Judge's ruling on the sanctions matter.

On September 5, 2001, the Wisconsin Court of Appeals, District 1, reversed the $100 million punitive damage judgment in its entirety and ordered a new trial on the issue of punitive damages only. The Court of Appeals also reversed the sanctions order in its entirety, ordering that the trial court withdraw the sanctions order. With respect to punitive damages, the Court of Appeals held that the statutorily required number of jurors did not support the punitive damages verdict.

Under Wisconsin law, the plaintiffs may file a motion for reconsideration with the Court of Appeals within 20 days of the September 5, 2001 decision by the Appellate Court and may file a petition with the Wisconsin Supreme Court within 30 days of September 5, 2001 requesting discretionary review.

In December 1999, in order to stop the post-judgment accrual of interest at 12% during the pendency of the appeal, Wisconsin Electric tendered a contested liability payment of $110 million to the Milwaukee County Clerk of Circuit Court, representing the $104.5 million verdict and $5.5 million of accrued interest.
(The payment was recorded in `Deferred Charges and Other Assets - Other' on the balance sheet.) Once the Appellate Court decision becomes final, under Wisconsin law, the plaintiffs are liable to Wisconsin Electric for the $100 million of punitive damages plus accrued interest originally tendered in December 1999 as well as for interest accrued since December 1999.

As previously reported, it was the opinion of management, based in part on the advice of legal counsel, that the jury verdict was not supported by the evidence or the law and the unprecedented award of punitive damages of this magnitude was unwarranted and should therefore be reversed or substantially reduced on appeal. Management also believed that the sanctions imposed by the Judge were not supported by the evidence or the law. As such, Wisconsin Electric did not establish a reserve for potential damages from this suit.

FORWARD-LOOKING STATEMENTS:   Some matters discussed above are
forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are subject to various risks and uncertainties.
Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: unfavorable rulings in the matter described above should the plaintiffs file and have granted a motion for reconsideration by the Court of Appeals or should the plaintiffs petition the Wisconsin Supreme Court for discretionary review and receive such review; and other cautionary factors described in the Management's Discussion and Analysis of Financial Condition and Results of Operations in Wisconsin Energy Corporation's and Wisconsin Electric Power Company's Forms 10-Q for the quarter ended June 30, 2001; and other factors described from time to time in the company's reports to the Securities and Exchange Commission.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.





                                                         FORM 8-K


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                WISCONSIN ENERGY CORPORATION
                                        (Registrant)

                             /s/ STEPHEN P. DICKSON
                             -----------------------------------
Date: September 12, 2001     Stephen P. Dickson - Controller and
                               Principal Accounting Officer



                              WISCONSIN ELECTRIC POWER COMPANY
                                        (Registrant)

                             /s/ STEPHEN P. DICKSON
                             -----------------------------------
Date: September 12, 2001     Stephen P. Dickson - Controller and
                               Principal Accounting Officer





                                                         FORM 8-K


                  WISCONSIN ENERGY CORPORATION
                 (Commission File No. 001-09057)

                WISCONSIN ELECTRIC POWER COMPANY
                 (Commission File No. 001-01245)
                --------------------------------



                         EXHIBIT INDEX
                               to
                   CURRENT REPORT ON FORM 8-K

               Date of Report:  SEPTEMBER 5, 2001


The following Exhibit is filed with this Current Report on Form 8-K:

   Exhibit No.

  99.1 News Release dated September 5, 2001 reporting decisions by the Wisconsin Court of Appeals, District 1, on September 5, 2001 related to the Giddings & Lewis, Inc./City of West Allis Lawsuit.